Exhibit 99.1

PLUM CREEK TIMBER COMPANY, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

The accompanying unaudited pro forma condensed consolidated financial information has been prepared to reflect the sale by Plum Creek of approximately 310,000 acres of timberlands (“Montana Timberlands”) located in its Northern Resources Segment for $502 million. The transaction is scheduled to close in three separate phases. On December 15, 2008, the company closed the first phase of the transaction for $150 million, approximately 130,000 acres. The remaining phases are scheduled for closing in December 2009 ($250 million, approximately 110,000 acres) and December 2010 ($102 million, approximately, 70,000 acres). Our book basis in the Montana Timberlands expected to be sold is approximately $214 million. In accordance with the pro forma presentation requirements, the company has summarized all three phases in the pro forma condensed consolidated financial information since management believes the second and third phase closings are probable.

Plum Creek primarily sold logs from the Montana Timberlands to the company’s Manufactured Products Segment. Historically, these sales were reported as intersegment transactions. In connection with the Montana Timberlands transaction, the company entered into a wood fiber supply agreement with the buyer to purchase logs at market-based prices for a period of ten years. The fiber supply agreement may be extended for an additional five years. The company expects that the wood volume purchased pursuant to the fiber supply agreement will not be a significant source of logs for its manufacturing facilities (less than 10% of its manufacturing facilities total log usage).

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 gives effect to the Montana Timberlands transaction as if it occurred on September 30, 2008. The unaudited pro forma condensed statements of income for the year ended December 31, 2007 and for the nine-month period ended September 30, 2008 gives effect to the Montana Timberlands transaction as if it occurred on January 1, 2007. The unaudited pro forma condensed consolidated financial information is subject to the assumptions and adjustments set forth in the accompanying notes. Management believes the assumptions used and the adjustments made are reasonable based on the information available.

The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what the company’s results of operations or financial position would have been had the Montana Timberlands transactions occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information should not be considered representative of the company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•	the company’s 2007 Annual Report on Form 10-K;

•	the company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2008;

•	the company’s Current Report on Form 8-K dated June 30, 2008;

•	the company’s Current Report on Form 8-K dated October 1, 2008.

PLUM CREEK TIMBER COMPANY, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2008

(UNAUDITED)

(In Millions)	Previously Reported Amounts	Pro Forma Adjustments			Pro Forma Amounts
ASSETS
Current Assets:
Cash and Cash Equivalents	$175		$502	(a)	$676
			(1	)(b)
Accounts Receivable	48				48
Like-Kind Exchange Funds Held in Escrow	69				69
Inventories	80				80
Assets Held for Sale	132				132
Other Current Assets	32				32

	536		501		1,037
Timber and Timberlands, net	3,863		(214	)(c)	3,649
Property, Plant and Equipment, net	179				179
Other Assets	66				66

Total Assets	$4,644		$287		$4,931

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$300	$			$300
Accounts Payable	48				48
Interest Payable	39				39
Other Current Liabilities	86				86

	473		—		473
Long-Term Debt	1,870				1,870
Line of Credit	432				432
Other Liabilities	81				81

Total Liabilities	2,856		—		2,856

Total Stockholders’ Equity	1,788		287	(d)	2,075

Total Liabilities and Stockholders’ Equity	$4,644		$287		$4,931

PLUM CREEK TIMBER COMPANY, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

(In Millions, Except Per Share Amounts)	Previously Reported Amounts	Pro Forma Adjustments			Pro Forma Amounts
Revenues:
Total Revenues	$1,675		$(4	)(e)	$1,671
Costs and Expenses:
Total Cost of Goods Sold	1,124		(2	)(f)	1,122
Selling, General and Administrative	127				127

Total Costs and Expenses	1,251		(2)		1,249

Other Operating Income (Expense), net	—		—		—

Operating Income	424		(2)		422

Interest Expense, net	147				147

Income before Income Taxes	277		(2)		275
Benefit for Income Taxes	(3)				(3)

Income From Continuing Operations	$280		$(2)		$278

Per Share Amounts:
Income From Continuing Operations per Share
- Basic	$1.60	$			$1.59
- Diluted	$1.60	$			$1.59
Weighted Average Number of Shares Outstanding
- Basic	174.5				174.5
- Diluted	175.0				175.0

PLUM CREEK TIMBER COMPANY, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(UNAUDITED)

(In Millions, Except Per Share Amounts)	Previously Reported Amounts	Pro Forma Adjustments			Pro Forma Amounts
Revenues:
Total Revenues	$1,153		$(5	)(g)	$1,148
Costs and Expenses:
Total Cost of Goods Sold	836		(4	)(h)	832
Selling, General and Administrative	94				94

Total Costs and Expenses	930		(4)		926

Other Operating Income (Expense), net	2				2

Operating Income	225		(1)		224

Interest Expense, net	105				105

Income before Income Taxes	120		(1)		119
Benefit for Income Taxes	(18)				(18)

Income From Continuing Operations	$138		$(1)		$137

Per Share Amounts:
Income From Continuing Operations per Share
- Basic	$0.81	$			$0.80
- Diluted	$0.80	$			$0.80
Weighted Average Number of Shares Outstanding
- Basic	171.3				171.3
- Diluted	171.8				171.8

PLUM CREEK TIMBER COMPANY, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(a)	Reflects the cash received by the company attributable to the 310,000 acres of Montana Timberlands sold (and expected to be sold). On December 15, 2008, the company closed the first phase of the transaction for $150 million, approximately 130,000 acres. The remaining phases are scheduled for closing in December 2009 ($250 million, approximately 110,000 acres) and December 2010 ($102 million, approximately 70,000 acres). In accordance with the pro forma presentation requirements, the company has summarized all three phases in the pro forma condensed consolidated financial information since management believes the second and third phase closings are probable.

(b)	Reflects the transaction and selling costs that were (will be) paid by the company. Transaction and selling costs consist primarily of title and escrow services.

(c)	Reflects the cost basis in the 310,000 acres of timberlands sold (and expected to be sold) of approximately $214 million. On December 15, 2008, the company closed the first phase of the transaction for $150 million, approximately 130,000 acres.

(d)	Reflects the increase to retained earnings (Total Stockholders’ Equity) as a result of the net income realized upon consummation of the sales transaction. See footnotes (a), (b) and (c). The timberlands were (will be) sold by a wholly-owned operating partnership of the REIT and are not subject to corporate-level income tax.

(e)	Reflects the elimination of the historical revenues for the year ended December 31, 2007 associated with the company’s harvesting and selling of timber directly attributable to the 310,000 acres of timberlands sold (and expected to be sold). Total revenues generated by the Montana Timberlands also included $15 million of intersegment revenues that were eliminated in the company’s consolidated revenues, and therefore, are not included in the pro forma adjustments.

(f)	Reflects the elimination of the historical costs for the year ended December 31, 2007 associated with the company’s harvesting and selling of timber directly attributable to the 310,000 acres of timberlands sold. Total costs related to intersegment transactions from the Montana Timberlands are not included in the pro forma adjustments. No pro forma adjustments have been made for indirect or allocated costs.

(g)	Reflects the elimination of the historical revenues for the nine months ended September 30, 2008 associated with the company’s harvesting and selling of timber directly attributable to the 310,000 acres of timberlands sold (and expected to be sold). Total revenues also included $9 million of intersegment revenues that were eliminated in the company’s consolidated revenues, and therefore, are not included in the pro forma adjustments.

(h)	Reflects the elimination of the historical costs for the nine months ended September 30, 2008 associated with the company’s harvesting and selling of timber directly attributable to the 310,000 acres of timberlands sold. Total costs related to intersegment transactions are not included in the pro forma adjustments. No pro forma adjustments have been made for indirect or allocated costs.